UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 1, 2004


                         FX ENERGY, INC.
      (Exact name of registrant as specified in its charter)

           Nevada                     000-25386                87-0504461
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
 incorporation or organization)                            Identification No.)

      3006 Highland Drive, Suite 206
          Salt Lake City, Utah                    84106
(Address of principal executive offices)        (Zip code)

Registrant's telephone number, including area code:  (801) 486-5555

                               N/A
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                ITEM 7.01 REGULATION FD DISCLOSURE

      On November 1, 2004, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

      The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

      This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's other SEC reports.



           ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The following is filed as an exhibit to this report:


  Exhibit
  Number                   Title of Document                        Location
------------------- --------------------------------------------- ------------
    99              Miscellaneous
------------------- ---------------------------------------------
   99.01            Public release dated November 1, 2004          Attached




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FX ENERGY, INC.
                                       Registrant


Dated:  November 1, 2004               By  /s/ Scott J. Duncan
                                           ---------------------------------
                                           Scott J. Duncan, Vice President